Exhibit 10.55.8

CASH MANAGEMENT AND SECURITY AGREEMENT

(this "Agreement")

dated as of September 29, 1999

among

EMERITUS PROPERTIES XII, LLC

c/o Emeritus Corporation

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121

Attn: William Shorten

(the "Borrower"),

EMERITUS CORPORATION

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121

Attn: William Shorten

(the "Manager"),

and

AMRESCO CAPITAL, L.P.

c/o AMRESCO Services, L.P.

245 Peachtree Center Avenue, N.E.

Suite 1800

Atlanta, Georgia 30303-1231

Attention: Loan Servicing

(together with its successors and

assigns, the "Lender")

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WHEREAS, pursuant to the Deed of Trust and Security Agreement dated as of _______________,1999 (the "Mortgage"), by and between the Lender and the Borrower, the Lender has provided financing (the "Loan") to the Borrower secured by the property or properties owned by the Borrower and described in the Mortgage (the "Property");

WHEREAS, from and after the Lockbox Effective Date and continuing throughout any Sweep Period (as defined below), the Lender may deliver to the Borrower's bank or banks (the "Clearing Bank") maintaining the operating account or accounts of the Borrower (the "Property Account") a Clearing Bank Instruction Letter attached as Exhibit A, hereto (together with any modifications, amendments or replacements thereof, the "Instruction Letter"), which provides that all Rents (as defined in the Mortgage) be deposited in the account named therein (upon delivery of the Instruction Letter, a "Clearing Account") and swept periodically into the accounts established hereunder;

NOW THEREFORE, in consideration of the mutual premises contained herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.    Defined Terms.

(a)    As used herein the following capitalized terms shall have the respective meanings set forth below:

"Account Proceeds" shall mean any and all Rents and other revenue in connection with any Property that is deposited by any Clearing Bank, the Borrower, the Manager or otherwise into the Cash Collateral Account from time to time.

"Accrued Interest" shall have the meaning given to such term in the Note.

"Affiliate Expense" shall have the meaning ascribed to such term in Section 3 hereof.

"Amounts Due" shall have the meaning ascribed to such term in Section 6 hereof.

"Approved Operating Budget" shall have the meaning given to such term in Section 3(e) below.

"Borrower's Interest" shall have the meaning ascribed to such term in Section 2(b) below.

"Borrower Remainder Account" shall mean the account of Borrower to which monies in the Borrower Remainder Sub-account are allocated in accordance with the terms hereof.

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"Business Day" shall mean any day other than a Saturday, Sunday or any day on which commercial banks in the City in which the Deposit Bank is located are closed for business.

"Capital Expenditures Budget" shall have the meaning ascribed to such term in Section 3 hereof.

"Cash Collateral Account" shall have the meaning ascribed to such term in Section 2 hereof.

"Certificates" means the securities issued in connection with a Secondary Market Transaction of the Loan.

"Clearing Account" shall have the meaning given such term in the Recitals.

"Cash Collateral Account Payments" shall mean the disbursement of funds from the Cash Collateral Account for the payment of the following items in the following order of priority:

1st,	to the payment required to be made to the Tax and Insurance Escrow Fund in accordance with the terms and conditions of the Mortgage;

2nd,	to the payment of the Monthly Payment (with interest payable at the Initial Interest Rate and principal payable in the scheduled installment amount);

3rd,	to the payment required to be made to the Replacement Escrow Fund in accordance with the terms and conditions of the Mortgage;

4th,	to the payment of operating expenses incurred for the Property pursuant to the terms and conditions of the applicable Approved Operating Budget ("Monthly Operating Expenses"), including the payment of property management fees to Manager (an affiliate of Borrower) (or the successor thereto owned substantially by the same parties thereof) pursuant to a property management agreement approved by Lender and in accordance with the Approved Operating Budget, but excluding any Affiliate Expenses;

5th,	to the payment of Extraordinary Expenses approved in writing by Lender, if any;

6th,	to the payment of any other amounts due under the Loan Documents, including without limitation (a) any advances made by Lender thereunder for the protection of the Property and Lender's lien thereon and (b) any escrows or reserves which are established or required under the Loan Documents and whose funding is not provided for above;

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7th,	to the principal amount currently due under the Note until such principal amount is paid in full;

8th,	to the payment of Accrued Interest, including interest legally permitted to accrue thereon, or to the payment of interest accrued at the Default Rate, it being understood that upon an Event of Default or at any time on or after the Final Demand Date, Lender may apply any sums then held in the Cash Collateral Account or collected thereafter to the payment of the Debt in the foregoing or any other order, in Lender's sole discretion;

10th,	to the payment of Affiliate Expenses; and

Last, the remaining funds, if any, shall be disbursed to Borrower.

"Clearing Bank" shall have the meaning given such term in the Recitals.

"Collateral" shall mean (i) the Cash Collateral Account, (ii) the Tax and Insurance Escrow Fund, (iii) the Replacement Escrow Fund, and (iv) any and all proceeds and products thereof.

"Collection Period" with respect to any Payment Date, shall mean the period of days from the eleventh day of the month immediately preceding the Payment Date to the tenth day of the month in which such Payment Date occurs. With respect to the first Payment Date, the Collection Period shall commence on and include the date hereof and end on and include the tenth day of the calendar month of such first Payment Date.

"Debt" shall have the meaning set forth for such term in the Note.

"Default Rate" shall have the meaning given to such term in the Note.

"Deposit Bank" shall mean the bank or banks selected by the Lender to maintain the Cash Collateral Account.

"Eligible Account" Either (i) an account or accounts maintained with an Eligible Bank or (ii) a Trust Account. Eligible Accounts may bear interest.

"Eligible Bank" shall mean a bank that insures deposits held by such bank through the Federal Deposit Insurance Corporation.

"Escrow Accounts" shall have the meaning ascribed to such term in Section 2(e) below.

"Event of Default" shall have the meaning set forth for such term in the Mortgage.

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"Extraordinary Expenses" shall have the meaning ascribed to such term in Section 3 hereof.

"Final Demand Date" shall have the meaning set forth for such term in the Note.

"Final Payment Date" shall have the meaning given to such term in the Note.

"Initial Interest Rate" shall have the meaning given to such term in the Note.

"Instruction Letter" shall have the meaning ascribed to such term in the Recitals.

"Loan" shall have the meaning ascribed to such term in the Recitals.

"Loan Documents" shall have the meaning set forth for such term in the Mortgage.

"Lockbox Effective Date" shall mean the earlier of the following dates: (a) the Scheduled Maturity Date if the Debt has not been paid in full by such date, or (b) the date of any Event of Default which has not been cured to Lender's satisfaction before the expiration of any applicable notice and cure period provided under the Loan Documents.

"Lockbox Termination Date" shall mean the earlier of (i) the date that the Debt is paid in full, (ii) the date (from time to time) that the deposit account arrangement (as set forth herein) is suspended or terminated in writing by Lender (in its sole discretion), (iii) the date an Event of Default and the passage of applicable cure periods is cured to Lender's satisfaction (Lender having no obligation to accept any such cure unless required by applicable law), or (iv) the date Lender has foreclosed upon the Property or otherwise obtained legal title and control of the Property and all Rents therefrom.

"Monthly Operating Expense" shall have the meaning given to such term in the definition of Cash Collateral Account Payments.

"Monthly Payment" shall have the meaning given to such term in the Note.

"Mortgage" shall have the meaning given such term in the Recitals.

"Mortgage Sub-accounts" shall have the meaning ascribed to such term in Section 2(c).

"Note" shall mean that certain Fixed Rate Note of even date herewith, made by the Borrower in favor of the Lender and evidencing the Loan, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

"Operating Budget" shall have the meaning ascribed to such term in Section 3 hereof.

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"Operating Expenses" shall mean, collectively, all capital and operating costs for the Property incurred by Borrower in accordance with the terms and provisions of the Loan Documents.

"Payment Date" shall mean the respective date upon which the respective payment is due under the Loan Documents.

"Person" shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (whether territorial, national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

"Property" shall have the meaning ascribed to such term in the Recitals.

"Rating Agencies" shall mean (i) any nationally-recognized statistical rating organizations that provide a rating on any Certificates on the date of issuance of the Certificates or (ii) prior to the issuance of the Certificates, any nationally-recognized statistical rating organizations that have been designated by the Lender in its sole discretion.

"Rents" shall have the meaning ascribed to such term in the Mortgage.

"Replacement Escrow Fund" shall have the meaning ascribed to such term in the Mortgage.

"Scheduled Maturity Date" means the "Scheduled Maturity Date" as defined in the Note.

"Secondary Market Transaction" shall have the meaning given to such term in the Mortgage.

"Servicer" shall mean a servicer or account administrator of the Lender designated by and acting for the benefit of the Lender.

"Special Debt Service Reserve" shall have the meaning given to such term in the definition of Cash Collateral Account Payments.

"Sweep Period" shall mean that period of time commencing on the Lockbox Effective Date until the Lockbox Termination Date.

"Tax and Insurance Escrow Fund" shall have the meaning given to such term in the Mortgage.

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"Trust Account" shall mean a segregated trust account maintained by a corporate trust department of a federal depository institution or a state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations § 9.10(B) which has corporate trust powers and is acting in its fiduciary capacity.

(b)    The meanings given to capitalized terms defined herein shall be equally applicable in both singular and plural forms of such terms.

(c)    Capitalized terms used and not defined herein shall have the respective meanings given to such terms in the Mortgage.

(d)    The Agreement constitutes the "Disbursement Agreement" referred to in the Note and constitutes one of the "Loan Documents" referred to in the Note.

Section 2.    Deposit of Rent; Establishment of the Accounts and Other Matters.

(a)    During any Sweep Period, all Rents and other revenue, income and sums collected from, or arising with respect to, the Property shall be deposited in the Clearing Account, to be disbursed in accordance with the provisions of this Agreement.

(b)    Prior to or during any Sweep Period, Lender will establish and maintain (while the Loan is outstanding) a cash collateral account (which may be a book-entry sub-account of an Eligible Account) at the Deposit Bank (the "Cash Collateral Account") which shall be entitled "AMRESCO Capital, L.P. as Mortgagee of Emeritus Properties XII, LLC Cash Collateral Account." In connection with a Secondary Market Transaction, the Lender shall have the right to cause Deposit Bank to entitle the Cash Collateral Account with such other designation as the Lender may select in its reasonable discretion to reflect such assignment or transfer. The Lender shall, or shall cause the Servicer to, cause the Deposit Bank to deposit into the Cash Collateral Account, all Rents and other amounts transferred to the Deposit Bank from the Clearing Bank.

(c)    If required under the Loan Documents, all or any sub-account of the Cash Collateral Account shall be an interest bearing account; and in conjunction therewith, Lender shall be entitled to, and shall report under its Federal tax identification number, the interest amount allocated to Borrower by Lender, if any, on such account or sub-account. With respect to any such interest, Lender shall allocate to Borrower an interest amount equal to an amount determined by applying to the average monthly balance of the applicable account (or sub-account), the quoted interest rate for the Deposit Bank's business money market savings account, as such rate changes from time to time (such allocated amount being referred to as "Borrower's Interest"). If such Deposit Bank quotes more than one interest rate for a business money market savings account, then the lowest of such rates shall be utilized. If the Deposit Bank does not have an established business money market savings account (or if any rate for such account can not otherwise be determined in connection with the deposit of the same), the comparable interest rate as quoted by Bank of America, N.A. (or its successor institution) shall be utilized. Borrower's Interest, less applicable administrative fees as set

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forth in the Loan Documents (if any), shall be and become part of the Cash Collateral Account or the Escrow Accounts (as applicable). Lender shall not be responsible for obtaining a specific return or yield on such deposit. Lender shall cause to be furnished to Borrower on an annual basis such income tax reporting forms as are required by applicable Federal law.

(d)    The following sub-accounts (collectively, the "Mortgage Sub-accounts") of the Cash Collateral Account shall be maintained on a ledger-entry basis:

(i)    "Tax and Insurance Impound Fund Sub-account";

(ii)    "Monthly Payment Sub-account";

(iii)    "Replacement Escrow Fund Sub-account";

(iv)    "Operating Expense Sub-account";

(v)    "Casualty and Condemnation Proceeds Sub-account"; and

(vi)    "Borrower Remainder Sub-account".

Amounts allocated to the Mortgage Sub-accounts shall be disbursed in accordance with the terms of this Agreement and the Mortgage.

(e)    (i)    During any Sweep Period, the Lender may deliver one or more executed Instruction Letters to the Clearing Bank. The Borrower hereby agrees that it shall, within five (5) Business Days after receipt of an Instruction Letter, execute an Instruction Letter to cover such bank, bank location and/or account, which Instruction Letter shall be in the form of the Instruction Letter annexed hereto as Exhibit A, with such changes thereto as may be requested by such Clearing Bank in order to conform such Instruction Letter with such new bank's customary requirements. If any Clearing Bank shall request any changes, modifications or supplements to any Instruction Letter to conform to the Clearing Bank's customary practice or requirements, as the same may change from time to time, then if such changes, modifications or supplements are acceptable to Lender, Borrower shall execute and deliver to Lender such instruments as the Clearing Bank shall request to effectuate such modifications or changes. In the event the Borrower fails to execute an Instruction Letter as provided above, Borrower hereby appoints the Lender as its attorney-in-fact with full authority to enter into Instruction Letter(s) and to execute on behalf of the Borrower any new modified Instruction Letter acceptable to the proposed Clearing Bank. All costs and expenses incurred by the Lender to negotiate and execute any Instruction Letter shall be paid by the Borrower.

(ii)    At the election of the Lender, during any Sweep Period, within ten (10) Business Days, the Borrower will establish a new Eligible Account (which shall become the Clearing Account) at a bank selected by the Lender and shall cause all funds in the existing

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Clearing Account to be transferred to the new Clearing Account and any future Rents from the Property to be deposited in such new Clearing Account.

(f)    Lender may elect to establish and maintain while the Loan is outstanding at the Deposit Bank one or more accounts (which may be a sub-account of the Cash Collateral Account) (singularly and collectively referred to as the "Escrow Accounts"), which if established shall be entitled "AMRESCO Capital, L.P. as Mortgagee of [BORROWER] [insert name of escrow] Escrow Account," and into which Lender may deposit (i) the Tax and Insurance Escrow Fund, (ii) the Replacement Escrow Fund, and (iii) any other escrow funds set forth under the Loan Documents. Amounts on deposit in the Escrow Accounts shall be disbursed at the direction of the Lender in accordance with the Loan Documents. The Escrow Accounts each shall be assigned the federal tax identification number of the Lender.

(g)    In order to further secure the Debt and as a material inducement for the Lender to make the Loan in accordance with the terms of the Loan Documents, the Borrower hereby (i) requests that the Cash Collateral Account and the Escrow Accounts be established on its behalf at the Deposit Bank in the names set forth above and (ii) acknowledges that (A) the Cash Collateral Account and the Escrow Accounts will be subject to the sole dominion, control and discretion of the Lender (which may be exercised through the Servicer), subject to the terms, covenants and conditions of this Agreement and the Mortgage, (B) the Lender shall have the sole right to make withdrawals or transfers of funds from the Cash Collateral Account and the Escrow Accounts, and (C) neither the Borrower nor any other Person claiming on behalf of or through the Borrower shall have any right or authority, whether express or implied, to make use of, or withdraw any funds, investments or other properties from, the Cash Collateral Account or the Escrow Accounts, or to give any instructions with respect to the Cash Collateral Account or the Escrow Accounts.

(h)    Lender may require Borrower to execute (or Lender may execute as Borrower's attorney-in-fact) any payment directions to the manager and tenants of the Property (whose estoppel certificates shall acknowledge their agreement to make payments in accordance with such directions) and such additional documentation as Lender may deem necessary to institute such arrangements.

(i)    In the event this Agreement becomes effective upon the Scheduled Maturity Date, Lender may require Borrower to do the following: (A) to execute an agreement in recordable form to toll or extend the applicable statute of limitations after the Scheduled Maturity Date, and (B) to obtain at Borrower's expense such title policy endorsements as Lender may deem necessary to reflect such agreement and such additional engineering report on the Property as Lender may deem necessary to confirm the adequacy of the Capital Expenditures Budget (as defined in the Note) beyond the Scheduled Maturity Date.

Section 3.    Allocation and Disbursement of Funds in the Cash Collateral Account.

(a)    Commencing on the first Business Day of each Collection Period on or after the commencement, and during the continuance of, a Sweep Period occurring prior to the Scheduled Maturity Date, the Lender or the Servicer shall allocate amounts deposited in the Cash Collateral

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Account from time to time during such Collection Period in the order and priority set forth for the Clearing Account Payments as set forth in the Note.

(b)    During a Sweep Period (and subject to Section 3(a) and 3(c) above), Lender or the Servicer shall disburse, on the tenth (10th) day of each calendar month, the following amounts from the Cash Collateral Account:

(i)    Amounts allocated to the Tax and Insurance Impound Fund Sub-account to the Tax and Insurance Escrow Fund on each Payment Date for further disbursement therefrom as set forth in the Mortgage;

(ii)    Amounts allocated to the Monthly Payment Sub-account to the Lender on the related Payment Date;

(iii)    Amounts allocated to the Replacement Escrow Fund Sub-account as set forth in the Mortgage;

(iv)    Amounts allocated to the Operating Expense Sub-account on the last Business Day of each week; and

(v)    Amounts allocated to the Borrower Remainder Sub-account on the last Business Day of each week.

(c)    Upon the occurrence of an Event of Default under the Loan Documents or at any time on or after the Final Demand Date, Lender may apply any sums then held in the Cash Collateral Account to the payment of the Debt in any order, in Lender's sole discretion.

(d)    Until expended or applied, amounts held in the Cash Collateral Account shall constitute additional security for the Debt.

(e)    Under the provisions of the Mortgage, it is understood that on or before November 30 of each calendar year Borrower must deliver to Lender for the next succeeding calendar year, on a month-by-month basis, a management plan and an itemized budget of capital expenditures (defined in the Mortgage as the "Budget" and sometimes hereinafter referred to as the "Capital Expenditures Budget"), together with an itemized operating budget for the Property ("Operating Budget"). Each such plan and budget shall be in such format and in such detail as Lender may request, and beginning with the Operating Budget and Capital Expenditures Budget for the calendar year in which the Scheduled Maturity Date occurs and otherwise beginning on the Lockbox Effective Date, Lender may require additional detail as to, among other items, budgeted monthly operating income, operating expenses, management fees, third-party service fees and proposed capital expenditures and cash uses for the Property. Beginning on the Lockbox Effective Date (a) taxes, insurance and capital replacements shall be paid or reimbursed out of the Tax and Insurance Escrow Fund or (as applicable, and subject to the Capital Expenditures Budget and other requirements of the Mortgage) and the Replacement Escrow Fund, both of which escrows shall be funded as provided below, and

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(b)    the payment of other expenses of operating the Property shall be subject to the provisions of this Agreement and the Operating Budget submitted by Borrower and approved in writing by Lender ("Approved Operating Budget"). Until such time as Lender approves a proposed Operating Budget, the most recently Approved Operating Budget shall apply; provided that such Approved Operating Budget shall be adjusted to reflect actual changes as determined by Lender as to the amounts of real estate taxes, insurance premiums and utilities expenses and to defer, as provided below, any management fees, leasing commissions or other payments to, or any personal expenses of, Borrower or any person or entity which is directly or indirectly controlling, controlled by, or under common control with, Borrower or any guarantor of this Note ("Affiliate Expenses") (provided, however, in no event shall "Affiliate Expenses" include property management fees of no more than 5% of gross effective income paid to Manager [an affiliate of Borrower] [or any successor entity owned by substantially the same owners thereof] for any purposes under this Agreement in accordance with a management agreement approved by Lender). In the event that Borrower proposes to incur an extraordinary operating expense or capital expense not set forth in the Approved Operating Budget or Capital Expenditures Budget then in effect and not specifically provided for in the escrows created pursuant to the Mortgage (an "Extraordinary Expense"), then Borrower shall promptly deliver to Lender a reasonably detailed explanation of such proposed Extraordinary Expense for the Lender's written approval. Borrower covenants and agrees to endeavor in good faith to incur costs only in accordance with the Approved Operating Budget and Capital Expenditures Budget.

Section 4.    Fees.

(a)    The Borrower agrees to pay the fees of the Servicer and the Deposit Bank in accordance with the customary fees charged by the Deposit Bank and the Servicer for the services described herein, as such fees are established from time to time.

(b)    Upon the request of the Borrower, the Lender shall cause the Deposit Bank and the Servicer to include their fees in an account analysis statement.

(c)    Borrower shall pay all of Lender's or its servicer's costs and expenses in connection with this Agreement, including without limitation reasonable attorney's fees and additional servicing fees (if any) customarily charged by Lender's servicer in connection with administering lockbox accounts.

Section 5.    Termination.

(a)    The Lender may replace the Deposit Bank with a new Deposit Bank upon five days' notice to the Borrower. The Borrower hereby agrees that it shall take all reasonable action necessary to facilitate the transfer of the respective obligations, duties and rights of the Deposit Bank to the successor thereof selected by the Lender in its sole discretion.

(b)    The Lender shall terminate this Agreement upon the receipt by Lender of the entire Debt, and following such receipt, Lender shall return to Borrower all monies then held in the Cash Collateral Agreement and the Escrow Accounts.

Section 6.    Matters Concerning the Borrower.

(a)    At the option of the Lender, the Lender may require one or more of the following upon the commencement and during the continuation of any Sweep Period:

(i)    Pursuant to an instruction letter in the form of Exhibit B hereto (a "Payment Direction Letter"), the Borrower or the Manager shall immediately instruct each of the credit card companies with which the Borrower or the Manager has entered into merchant's or other credit card agreements that all Rents payable with respect to the Property, in accordance with such merchant's agreements or otherwise, shall be transferred instead by wire transfer or the ACH System to the Clearing Bank for deposit in the Clearing Account.

(ii)    The Borrower or the Manager shall immediately instruct all Persons that presently or hereafter maintain open accounts with Borrower or the Manager or with whom the Manager or the Borrower presently or hereafter does business on an "accounts receivable" basis with respect to the Property to deliver all payments due under such accounts to the Clearing Bank at a lock box address at the Clearing Bank (the "Lock Box Address") in the form of cashier's checks or equivalent instruments for the payment of money. Neither the Borrower nor the Manager shall direct any such Person to make payments due under such accounts in any other manner.

(iii)    Pursuant to an instruction letter in the form of Exhibit C hereto (a "Lessee Payment Direction Letter"), the Borrower or the Manager shall immediately notify and advise each tenant of the Property (if any) (collectively, the "Tenants") under each lease with respect to the Property (whether such lease is presently effective or executed after the date hereof), to send directly to the Lockbox Address promptly when due all payments, whether in the form of checks, cash, drafts, money orders or any other type of payment whatsoever of rent or any other item payable to the Borrower as landlord under such Leases. The foregoing requirements need not be satisfied with respect to any Lease executed after the date hereof to the extent the terms and conditions of the Lessee Payment Direction Letter are incorporated in the applicable Lease.

(iv)    If notwithstanding the provisions of this Section 6(a), Borrower or Manager (or any affiliate thereof) receives any Rents then (x) Borrower or Manager (or such affiliate) shall be deemed to hold such Rents in trust for Lender and (y) the Borrower and the Manager shall deposit with the Clearing Bank within one Business Day of receipt all such Rents received by the Borrower or the Manager (or such affiliate).

(b)    Upon request of Lender, Borrower shall deliver to Lender such evidence as Lender may reasonably request to evidence that Borrower is complying with the provisions of this Section 6(a). Without the prior written consent of the Lender, neither the Borrower nor the Manager shall (i) terminate, amend, revoke or modify any Payment Direction Letter or Lessee Payment Direction Letter in any manner or (ii) direct or cause any Credit Card Company or any Tenant to pay

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any amount in any manner other than as provided specifically in the related Payment Direction Letter or Lessee Payment Direction Letter, respectively.

(c)    The Borrower hereby absolutely conveys, transfers and assigns to the Lender, and grants to the Lender a continuing security interest in the entire right, title and interest of Borrower in the following matters: (i) the Cash Collateral Account, the Clearing Account, the Escrow Accounts, the Property Account and all of the Borrower's right, title and interest in and to all cash, property or rights transferred to or deposited therein from time to time, (ii) all earnings, investments and securities held in the Cash Collateral Account and the Escrow Accounts in accordance with this Agreement and (iii) any and all proceeds of the foregoing. This Agreement and the grant of security interest made hereby shall be irrevocable and unconditional. The Borrower acknowledges that the Servicer, Clearing Bank and Deposit Bank are acting as the agent of, and at the direction of, the Lender in connection with the subject matter of this Agreement. The Borrower further agrees to execute, acknowledge, deliver, file or do at its sole cost and expense, all other financial statements and acts, assignments, notices, agreements or other instruments as the Lender may reasonably require in order to effectuate and perfect the Lender's security interest and to assure, convey, assign, transfer and convey unto the Lender any of the rights granted by this Agreement and to more fully perfect and protect any interest granted hereby.

(d)    In its sole discretion, the Borrower may, from time to time deposit amounts into the Cash Collateral Account in respect of any Mortgage Sub-account from sources of the Borrower other than those received by the Clearing Bank with respect to the then-current Collection Period; provided, that if the Borrower deposits such amounts, the amounts deposited shall be subject to all of the terms hereof as if not separately deposited by the Borrower, and may not be withdrawn except as otherwise provided for in this Agreement. Nothing contained herein shall impair or otherwise limit Borrower's obligations to timely make the payments (including, without limitation, interest and principal) required by the Note, the Mortgage and the other Loan Documents, it being understood that such payments shall be so timely made in accordance with the Loan Documents regardless of the amounts on deposit in the Clearing Account, Cash Collateral Account and/or Escrow Accounts.

(e)    Borrower hereby covenants and agrees that amounts allocated to the Operating Expense Sub-account with respect to the payment of operating expenses or capital expenditures shall be used only for payment of checks made by the Borrower for the payment of expenses incurred in the ordinary course of business of the ownership and operation of the Property in accordance with the terms of the Loan Documents, or as otherwise approved in writing by the Lender.

(f)    If the actual Operating Expenses paid during any Collection Period are less than the amount transferred to the Operating Account during such Collection Period, the amount of such difference shall promptly be deposited by Borrower back into the Cash Collateral Account, in any event no later than twenty (20) days after the end of the applicable Collection Period, such amount to be applied in accordance with Section 3 above when such sum is redeposited into the Cash Collateral Account. Borrower shall promptly deliver to Lender such further documentation (including, without limitation, invoices, canceled checks or copies of contracts) and information as Lender may reasonably request regarding any payments described in Borrower's financial

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statements. If Borrower shall fail to deposit any excess funds in the Cash Collateral Account or provide its required financial statements or, after written request of Lender, evidence of expenditures, in each case, within the time periods provided in the preceding sentences and such failure continues for ten (10) or more days after notice of such failure, then in addition to any other remedies which Lender may have with respect thereto, Lender may elect not to fund the Operating Expense Sub-account from monies in the Cash Collateral Account or Lender may continue to hold the funds in the Operating Expense Sub-account until such failure is cured.

(g)    Nothing set forth in this Agreement shall limit, reduce or otherwise affect Borrower's obligations under the Loan Documents, including without limitation the obligations of Borrower (i) to operate and maintain (and to pay currently all expenses to operate and maintain) the Property, to make the Monthly Payment, (ii) to fund the Tax and Insurance Escrow Fund, the Replacement Escrow Fund and any other escrows or reserves established or required under the Loan Documents, and (iii) to pay all principal, interest and other amounts due at any time under the Note, the Mortgage and the other Loan Documents (all of the amounts in items [i], [ii] and [iii] of this paragraph being referred to as "Amounts Due"), even though the sums available in the Clearing Account may be insufficient on the Lockbox Effective Date or at other times to pay all such Amounts Due; and the failure by Borrower to (a) pay directly and timely all Amounts Due through and including the Lockbox Effective Date and (b) deposit immediately at all times on and after the Lockbox Effective Date such additional sums in the Clearing Account as may be required to pay all Amounts Due and all Extraordinary Expenses approved in writing by Lender shall constitute an Event of Default. It is also understood that the existence or continuation of the Cash Collateral Account upon or after an Event of Default, the Scheduled Maturity Date, other Lockbox Effective Date or the Final Demand Date shall constitute neither a waiver of any of Lender's rights and remedies under the Loan Documents (including without limitation foreclosure on the Property) and applicable law (including without limitation the appointment of a receiver) nor a limitation on the exercise thereof by Lender or its designee.

Section 7.    Certain Matters Regarding the Lender.

(a)    The parties agree that the Deposit Bank shall pay over to the Lender all amounts deposited in any account maintained hereunder on demand, without notice to the Borrower, provided, that in making such demand, the Lender gives notice, in writing, signed by the Lender or an authorized agent thereof, that an Event of Default under the Mortgage has occurred and is continuing. Notwithstanding the foregoing, the Borrower shall not be deemed to have waived any rights the Borrower may have against the Lender if it is determined that the Lender acted improperly.

(b)    Lender may exercise in respect of the Collateral all rights and remedies available to Lender hereunder or under the other Loan Documents or otherwise available at law or in equity. Without limiting the generality of the foregoing or the provisions of paragraph (a) above, upon the occurrence and during the continuance of an Event of Default, Borrower acknowledges and agrees that it will have no further right to request or otherwise require Lender to disburse funds from the Clearing Account, the Cash Collateral Account or the Escrow Accounts in accordance with the terms of this Agreement, it being agreed that Lender may, at its option, (i) direct the Deposit Bank to

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continue to hold the funds in the Cash Collateral Account and the Escrow Accounts and/or (ii) continue from time to time to apply all or any portion of the funds held in the Cash Collateral Account or Escrow Accounts to any payment(s) which such funds could have been applied to prior to such Event of Default (or to pay Operating Expenses directly), to the extent and in such order and manner as Lender in its sole discretion may determine, and/or (iii) direct that the Deposit Bank or Clearing Bank from time to time disburse all or any portion of the funds held in the Cash Collateral Account or the Escrow Accounts or other Collateral then or thereafter held by the Deposit Bank or Clearing Bank, as applicable, to Lender, in which event Lender may apply the funds held in the Cash Collateral Account, the Escrow Accounts or other Collateral to the Debt in any order and in such manner as Lender may determine in its sole discretion.

(c)    Upon the occurrence and during the continuance of any Event of Default, Lender may, at any time or from time to time, collect, appropriate, redeem, realize upon or otherwise enforce its rights with respect to the Collateral, without notice to Borrower (except as required under the Mortgage) and without the need to institute any legal action, make demand, exhaust any other remedies or otherwise proceed to enforce its rights.

(d)    No failure on the part of Lender to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under this Agreement or the other Loan Documents. The remedies provided in this Agreement, the Note, the Mortgage and the other Loan Documents are cumulative and not exclusive of any remedies provided at law or in equity.

Section 8.    Casualty and Condemnation Proceeds Sub-account; Real Estate Tax Refunds.

Notwithstanding anything to the contrary contained herein during any Sweep Period, the following items of Rents shall be deposited and held in the Mortgage Sub-accounts described below and shall be applied in the order of priority set forth in this Section 8, and Borrower shall advise Lender at the time of receipt thereof of the nature of such Receipt so that Lender shall have sufficient time to instruct the Deposit Bank to deposit and hold such amounts in the appropriate Mortgage Sub-account:

(a)    Proceeds of any casualty insurance, including, without limitation, rent or business interruption insurance, which amounts shall be deposited in the Casualty and Condemnation Proceeds Sub-account and shall be applied (by instructions of Lender or Servicer to the Deposit Bank) in accordance with the provisions of the Mortgage applicable thereto.

(b)    Condemnation awards, which amounts shall be deposited in the Casualty and Condemnation Proceeds Sub-account and shall be applied (by instructions of Lender or Servicer to the Deposit Bank) in accordance with the provisions of the Mortgage applicable thereto.

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(c)    Real estate tax refunds (net of any reasonable and customary fees and disbursements of tax certiorari counsel deducted from such refund to pay such counsel's fee), which amount shall be deposited as if the same constitute ordinary Rents to be deposited in the Cash Collateral Account.

(d)    If the fees and disbursements of tax certiorari counsel described in paragraph (c) above shall not have been deducted from the real estate tax refunds by such counsel prior to payment of such refunds to Borrower, then such fees and disbursements may be paid as part of Operating Expenses, provided such fees and disbursements are commercially reasonable and are incurred in accordance with the Loan Documents.

Section 9.    Successors and Assigns; Assignments; Agents.

(a)    This Agreement shall bind and inure to the benefit of and be enforceable by the Borrower, the Lender and the Manager and their respective successors and assigns.

(b)    The Lender shall have the right to assign or transfer rights and obligations under this Agreement without limitation. Any assignee or transferee shall be entitled to all the rights, benefits and remedies afforded the Lender under this Agreement; provided, that such assignee or transferee shall upon written request deliver to the other parties hereto written confirmation that such assignee or transferee agrees to be bound by the terms of this Agreement and is also the assignee or transferee of the Note and the other Loan Documents.

(c)    The Borrower shall have the right to assign and transfer its rights and obligations hereunder only with the prior written consent of the Lender.

(d)    Any duties or actions of the Lender hereunder may be performed by the Lender or its agent(s), including without limitation, any Servicer or trustee in a Secondary Market Transaction, which includes the Loan.

Section 10.    Amendment.

This Agreement may be amended from time to time in writing by all parties hereto. All amendments to this Agreement shall be in writing.

Section 11.    Notices.

Notices to the parties hereto shall be addressed and delivered in the manner set forth in the Mortgage. Unless otherwise expressly provided herein, all such notices, to be effective, shall be in writing (including by facsimile), and shall be deemed to have been duly given or made (a) when delivered by hand or by nationally recognized overnight carrier, (b) upon receipt after being deposited in the mail, certified mail and postage prepaid or (c) in the case of facsimile notice, when sent and electronically confirmed, addressed as set forth above.

Section 12.    Limitation on Liability.

Lender shall not be liable for any acts, omissions, errors in judgment or mistakes of fact or law, including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising as a result of Lender's active gross negligence or willful misconduct. Without limiting the generality of the foregoing, except as otherwise expressly provided for herein or as required by applicable law, Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other right pertaining to any Collateral. Lender is hereby authorized by Borrower to act on any written instruction believed by Lender in good faith to have been given or sent by Borrower.

Section 13.    Mortgagee-in-Possession.

Borrower hereby confirms and agrees that notwithstanding the provisions of this Agreement, Borrower retains sole control of the operation and maintenance of the Property, subject to the obligations of Borrower under the Mortgage, the Mortgage, the Assignment of Leases and Rents and the other Loan Documents, and Lender is not and shall not be deemed to be a mortgagee in possession.

Section 14.    GOVERNING LAW; JURISDICTION.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE LAWS OF CONFLICT) OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE THE MORTGAGED PROPERTY IS LOCATED GOVERNS THE CREATION, PERFECTION AND DETERMINATION OF LIEN RIGHTS AND PRIORITY UNDER THE LOAN DOCUMENTS, THE ENFORCEMENT OF REMEDIES AND THE DISPOSITION OF THE MORTGAGED PROPERTY. GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF TEXAS IN CONNECTION WITH ANY PROCEEDING OUT OF OR RELATING TO THIS AGREEMENT.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have executed this CASH MANAGEMENT AND SECURITY AGREEMENT in several counterparts (each of which shall be deemed an original) as of the date first above written.

BORROWER:

EMERITUS PROPERTIES XII, LLC, (Seal)

a Washington limited liability company

By:    /s/ Daniel R. Baty(Seal)

Daniel R. Baty, Managing Manager

Address:

c/o Emeritus Corporation

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121

Attn: William Shorten

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MANAGER:

EMERITUS CORPORATION, (Seal)

a Washington corporation

By:    /s/ Daniel R. Baty(Seal)
Name:    Daniel R. Baty
Title:    Chairman

Address:

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121

Attn: William Shorten

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LENDER:

AMRESCO CAPITAL, L.P., (Seal)

a Delaware limited partnership

By:	AMRESCO Mortgage Capital, Inc.,

a Delaware corporation

Its sole General Partner

By:    /s/ H. Stewart Carrico II
Name:    H. Stewart Carrico II
Title:    Senior Credit Officer

Address:

c/o AMRESCO Services, L.P.

245 Peachtree Center Avenue, N.E.

Suite 1800

Atlanta, Georgia 30303-1231

Attention: Loan Servicing

[SB043500.183] -1-

EXHIBIT A

CLEARING BANK INSTRUCTION LETTER

[____________________], 199[___]

[BANK]

Re:    [PROPERTY NAME]

Ladies and Gentlemen:

[_________________________] (the "Borrower") has entered into a [Mortgage] [Mortgage/Deed of Trust, Assignment of Leases and Rents and Security Agreement], dated as of [____________________], 199[___] (the "Mortgage"), with [__________________] (together with its successors and assigns, the "Lender"), pursuant to which the Lender has provided financing to the Borrower secured by certain mortgages and/or deeds of trust on certain properties owned by the Borrower, including the property described in the caption of this letter (the "Property"). The Property is currently being managed by [_______________] (the "Manager").

Currently, the [Borrower] [Manager] maintains the following account (the "Property Account") with you:

Name: [__________________]
Account No. [_____________]

The Borrower hereby notifies you that the Lender has required that it implement certain automatic clearing and processing functions and hereby instructs you, commencing on [__________________], 199[____] (the "Sweep Commencement Date"), to disburse all revenues from the Property ("Revenues") deposited in the Property Account from time to time in accordance with the following terms and provisions:

Promptly upon receipt of this letter, you shall establish a post office box address in which the Borrower shall cause all Revenues in the form of checks, money orders and similar instruments to be deposited. Within one Business day (as defined below) of receipt, you, as the "Clearing Bank," shall receive and process all Revenues and shall deposit the same into the Property Account referred to above, which Property Account, or an appropriate substitution or replacement thereof, shall thereafter be referred to as the "Clearing Account." Checks made payable to the Borrower, the Manager, the Property or the Clearing Account shall be deemed suitable for deposit in the Clearing Account. Items deposited with Clearing Bank that are returned for insufficient or uncollected funds will be redeposited the first time. Items returned unpaid a second time shall be processed in accordance with the standard procedures of the Clearing Bank.

[SB043500.183] A-3

The Borrower has granted the Lender a continuing security interest in funds now and in the future held on deposit in the Borrower's Cleaning Account. The Clearing Account shall be an account of the Borrower but shall be under the sole dominion and control of the Lender and any servicer (a "Servicer") or other designee of the Lender named below or in a subsequent written notice from the Lender. The Clearing Account shall be assigned the federal tax identification number of the Borrower, which number is [__________________]. You shall hold amounts on deposit in the Clearing Account as agent for the Lender and shall not commingle such amounts with any other amounts held by you on behalf of the Lender, the Borrower or any other person or entity. If, in accordance with standard operating procedures, the Clearing Account may be established as a trust account for the benefit of the Lender, Borrower directs that the Clearing Account be maintained as such an account.

The Borrower hereby notifies the Clearing Bank that, in accordance with the Mortgage, the Clearing Account and all amounts held therein from time to time, and all renewals, replacements and substitutions therefor, have been irrevocably assigned and conveyed to the Lender. In connection with such assignment and conveyance, the Borrower hereby waives all right of withdrawal from the Clearing Account.

The Borrower hereby irrevocably instructs and authorizes you, beginning on the first business day after the Sweep Commencement Date, to disburse on the last business day of each week via the ACH System, if available, or otherwise by wire transfer, all amounts constituting available funds on deposit in the Clearing Account to the following account:

___________________________________
___________________________________
___________________________________
___________________________________

If transferring such amounts by the ACH System and if required by Clearing Bank, each such transfer shall be initiated by the Lender or by the Servicer. If the Clearing Bank provides electronic data transfer services, the Clearing Bank shall provide the Lender and the Servicer access to the Clearing Bank's electronic data transfer system for purposes of effecting such transfers. At any time that funds may not be transferred as described above in this paragraph, the Clearing Bank shall transfer amounts by wire transfer of immediately available funds.

The instructions set forth herein are irrevocable and are not subject to modification in any manner, except that the Lender or the Servicer may, by written notice to you, amend the instructions contained herein.

In the event that the Clearing Bank fails to acknowledge that its procedures with respect to the Property Account are governed by this letter due to an objection to the terms hereof or otherwise, the Borrower hereby appoints the Lender as its attorney-in-fact with full authority to make changes to this letter and to execute on behalf of the Borrower any new modified letter acceptable to the proposed Clearing Bank.

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Matters not covered by this letter shall be determined in accordance with the customary procedures of the Clearing Bank and in the event of a conflict between the terms of this letter and the customary procedures of the Clearing Bank, the terms of this letter shall govern.

The undersigned also notifies you that the name and address of the current Servicer with respect to the Cash Management Agreement is:

___________________________________
___________________________________
___________________________________
___________________________________

If you have any questions concerning this letter or the Cash Management Agreement, please contact _____________________ of the Lender at (___) __________ or _____________________ of the Servicer at _____________________.

The address of the current Manager is:

___________________________________
___________________________________
___________________________________
___________________________________

Please acknowledge receipt of this letter and your agreement to the terms described herein by executing and returning to the Borrower an acknowledgment in the form of Schedule 1 hereto.

[BORROWER]

By:

Name:

Title:

Acknowledged and Agreed:

[LENDER]

By:

Name:

Title:

[SB043500.183] A-1

SCHEDULE 1

FORM OF ACKNOWLEDGMENT

[DATE]

[Borrower]

[Lender]

Reference is made to that certain Clearing Bank Instruction Letter dated __________, 199[____] (the "Instruction Letter") from [______________________________________] (the "Borrower"). I, _______________, on behalf of ________________________________ (the "Bank"), hereby acknowledge receipt of the instructions set forth in the Instruction Letter and notice of the assignment and conveyance described therein. The Bank hereby agrees to perform the instructions set forth in the Instruction Letter upon the delivery by [_____________________________________] (the "Lender") of the Instruction Letter.

[BANK]

By:

Name:

Title:

LOCK BOX ADDRESS:

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EXHIBIT B

Form of Payment Direction Letter

[MANAGER LETTERHEAD]

[Date]

[Addressee]

Re:    Payment Direction Letter for [Property]

Dear [__________________]:

[BORROWER] (the "Owner"), the owner of the [PROPERTY] (the "Property"), has mortgaged the Property to AMRESCO Capital, L.P. (together with its successors and assigns, the "Lender") and has agreed that all Rents received with respect to the Property will be paid directly to a bank selected by the Lender. Therefore, from and after [DATE], please remit all payments due to the [Owner] [MANAGER], the manager of the Property (the "Manager"),] [under that certain [REFERENCE AGREEMENT], dated [__________], 199[___] (the "Agreement") between the [Owner] [Manager] and you, as follows:

(1)    If paying by check, money order or other instrument, please mail such items to the following address:

[CLEARING BANK]

[Lockbox Address]

All checks or other instruments should be made out to the name of the "[PROPERTY]"; or

(2)    Transfer such amounts by the ACH System or wire transfer to the following account:

[CLEARING BANK]

ABA#

Attn:

Fax:

Account of:

Account #___________________

These payment instructions cannot be withdrawn or modified without the prior written consent of the Lender or its agent (the "Servicer"), or pursuant to a joint written instruction from the Borrower and the Lender or the Servicer. Until you receive written instructions from the Lender or the Servicer, continue to send all payments due under the Agreement to [CLEARING BANK]. All

[SB043500.183] B-2

payments due under the Agreement shall be remitted to [CLEARING BANK] no later than the day on which such amounts are due.

If you have any questions concerning this letter, please contact [________________] at (________________]. We appreciate your cooperation in this matter.

Sincerely,

[OWNER] [MANAGER]

By:

Name:

Title:

[SB043500.183] B-1

EXHIBIT C

Form of Lessee Payment Direction Letter

[MANAGER LETTERHEAD]

[Date]

[Addressee]

Re:    Payment Direction Letter for [Property]

Dear [_______________________]:

[BORROWER], the owner of the [PROPERTY] (the "Property"), has mortgaged the Property to AMRESCO Capital, L.P. (together with its successors and assigns, the "Lender") and has agreed that all rents due for the Property will be paid directly to a bank selected by the Lender. Therefore, from and after [DATE], all rent to be paid by you under the [LEASE] between you and [BORROWER/MANAGER] (the "Lease") should be sent directly to the following address:

[CLEARING BANK]

[Lockbox Address]

All checks should be made out to the "[PROPERTY]".

These payment instructions cannot be withdrawn or modified without the prior written consent of the Lender or its agent (the "Servicer"), or pursuant to a joint written instruction from the Borrower and the Lender or the Servicer. Until you receive written instructions from the Lender or the Servicer, continue to send all rent payments due under the Lease to [CLEARING BANK]. All rent payments must be delivered to [CLEARING BANK] no later than the day on which such amounts are due under the Lease.

If you have any questions concerning this letter, please contact [________________] at [_________________]. We appreciate your cooperation in this matter.

[MANAGER]

By:

Name:

Title:

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